Exhibit 99.1

VFS US LLC, as Administrator for Volvo Financial Equipment LLC, Series 2019-2

7025 Albert Pick Road, Suite 105

Greensboro, NC 27409

Report of Independent Accountants on Applying

Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by VFS US LLC (the “Company”), BofA Securities, Inc. and Mizuho Securities USA LLC (the “Underwriters”), who are collectively referred to herein as the “Specified Parties,” relating to certain attributes of the collateral assets included in the securitization, pursuant to the offering of Volvo Financial Equipment LLC, Series 2019-2 (the “Transaction”). VFS US LLC is responsible for the accuracy of certain attributes of the collateral assets included in the Transaction (the “Responsible Party”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a minimum sample size of 150 assets. The Specified Parties requested that we randomly select a sample of 200 assets from the Initial Asset List (as defined within) and perform the agreed upon procedures on 162 of the 200 sample assets which the Company represented will be included in the final pool of assets sold as part of the Transaction. The sufficiency of the sample size and the method for selecting the sample is solely the responsibility of the Specified Parties.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017 T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2019-2

October 17, 2019

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this letter, we performed agreed-upon procedures with respect to certain information related to a pool of equipment receivables (the “Equipment Receivables”) to be purchased and owned by the Issuer.

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Sample Cut-off Date” refers to August 31, 2019.

•	The phrase “Initial Asset List” refers to a listing of assets provided to us by the Company on September 5, 2019 in an excel document titled “VFET 2019-2 Preliminary Asset List.xls”, which per the Company contained a preliminary listing of the assets as of the Sample Cut-off Date. Management of the Issuer represented that a sub-set of the assets in this listing would be included in the Transaction.

•	The phrase “Loan Data Tape” refers to a detailed listing of loans provided to us by the Company on September 10, 2019 in an excel document titled “Data tape 83119_2019-2 vf 090619 to PWC.xls” which included certain attributes related to the Equipment Receivables as of the Sample Cut-off Date.

•	The phrase “Sample” refers to a sample of 162 of the assets randomly selected from the Initial Asset List which were included in the Loan Data Tape. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the Loan Data Tape based on the sample size and results of the procedures performed.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2019-2

October 17, 2019

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and/or documents related to the Sample loans:

Electronic versions of, or access to, various files or collections of documentation including the following, as applicable (the “Loan File”):

1.	Credit and Pricing Summary Files

2.	Insurance Documents (Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form)

3.	Borrower contract, including any modification agreements (as applicable), represented by one of the following documents, as applicable (the “Equipment Receivables Note”):
•	Secured Promissory Note,
•	Credit and Sales Contract,
•	Direct Loan Contract, or
•	Master Loan and Security Agreement

4.	Security of Perfection Document
•	UCC Financing Statement,
•	Application for Title,
•	or the Certification of Titling

5.	VFS US LLC contract management system screens (Infolease)

6.	Infolease screenshot containing equipment type codes (“Asset Code Mapping File”)

Our comparisons with respect to the Sample loans were made using electronic versions of the original Equipment Receivables Note and other related documents and/or copies of such note and other related documents obtained from the respective Loan File.

II.	Procedures Performed

1)	For each Sample asset, we compared the attributes specified in the table below (“Specified Attributes”), as set forth in the Loan Data Tape, to the corresponding information contained in the Loan File, and found such Specified Attributes to be in agreement with the corresponding sources, except as listed in Exhibit I.

	Specified Attribute	Loan Data Tape Field	Primary Source File
a.	Loan Identification Number	Asset_ID	“Asset ID” field on the VFS US LLC contract management system screens (Infolease)
b.	Borrower’s Name	Customer_Name	Equipment Receivables Note As instructed by the Company, the following variations in Borrower Name are acceptable:

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2019-2

October 17, 2019

	Specified Attribute	Loan Data Tape Field	Primary Source File
• Last name listed before first name separated by a comma • The inclusion or exclusion of a comma or period • The inclusion or exclusion of a middle name initial
c.	Borrower Mailing State	AR_State	Equipment Receivables Note As instructed by the Company, for the Sample assets listed in Exhibit II, we compared the Borrower Mailing State to the Customer Invoice.
d.	Contract Date	Booking_Date	“Booking Date” field on the VFS US LLC contract management system screens (Infolease)
e.	Original Principal Balance	Original_Cost

“Gross Equipment Cost” field on the Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the Original Principal Balance was considered to be in agreement if the difference was within $1.

f.	Original Loan Term	Original_Term

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the following methodology was used to determine the original loan term

•     “Stub” payments counted as a month if the stub payment crossed a calendar month end, and

•      all other payments that were not “Stub” payments

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2019-2

October 17, 2019

	Specified Attribute	Loan Data Tape Field	Primary Source File
were counted as the corresponding number of monthly payments due per the payment schedule
g.	Equipment Type	Equipment_Description

“Asset Code” field on the VFS US LLC contract management system screens (Infolease)

As instructed by the Company, the Asset Code Mapping File was used to link the Asset Code field from the Infolease screens to the Equipment_Description field listed in the Loan Data Tape.

As instructed the Company, the Equipment Type “COMPACT LOADERS” was considered equivalent to “COMAPCT LOADERS”.

h.	New or Used	New_Used	“New/Used Code” field on the VFS US LLC contract management system screens (Infolease)
i.	Balloon Amount	Balloon

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the Balloon Amount was considered to be a rent payment due at the end of the lease term that is greater than the monthly periodic payments due prior the final payment date.

In the event of a disposal of an asset associated with the lease contract prior to the Sample Cut-off Date, we were instructed by the Company to recalculate the Balloon Payment for the contract based on the balloon payment (obtained from the Credit and Pricing Summary – Booking

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2019-2

October 17, 2019

	Specified Attribute	Loan Data Tape Field	Primary Source File

Summary Report) multiplied by a ratio which is equal to:

a)    the original gross equipment cost for all assets associated with the lease contract less the original gross equipment cost of the disposed asset, divided by

b)    the original gross equipment cost for all assets associated with the lease contract.

We identified one exception with respect to this procedure, which has been reported in Exhibit I.

j.	Payment Frequency	Pmt Fx

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the payment frequency was “Monthly” when a specified payment is due during each consecutive month of the Loan Term.

Otherwise, the payment frequency was “Other”.

k.	Model Year	Model_Year

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, for the Sample assets listed in Exhibit III, we compared the Model Year to the applicable Security of Perfection Document contained within the Loan File.

l.	Credit Grade	Credit	“Credit Score” field on the VFS US LLC contract management system screens (Infolease)

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2019-2

October 17, 2019

2)	For each Sample loan, we observed whether each Loan File contained the following documents:

•	Observation of the Company’s first lien on the equipment collateral on the Security of Perfection Document;

•	Observation of insurance coverage or insurance fee on the Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form; and

•	Signed Equipment Receivables Note.

No exceptions were noted with respect to Procedure 2.

The procedures above did not include the reading of the Loan Files in their entirety. Such procedures were limited to a comparison of the attributes enumerated above.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the collateral assets included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

October 17, 2019

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2019-2

October 17, 2019

Exhibit I

Exceptions

Procedure	Specified Attribute	Sample Number	Asset_ID	Value per Loan Data Tape	Value per Primary Source File
1.i.	Balloon Payment	30	292265	$12,121.47	$0

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2019-2

October 17, 2019

Exhibit II

Sample Number	Asset_ID
24	306963
95	364828
96	376865
97	395089
98	412849
126	310052

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2019-2

October 17, 2019

Exhibit III

Sample Number	Asset_ID
54	338819
55	338824
95	364828
117	407894